INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in these Registration Statement Nos. 33-58065, 33-51994 and 33-29662 of
DAKA International, Inc., all on Form S-8, of our report dated
August 29, 1995, appearing in this Annual Report on Form 10-K of
DAKA International, Inc. for the year ended July 1, 1995.


Deloitte & Touche LLP

Boston, Massachusetts
August 31, 1995